Rackspace Technology Names Gajen Kandiah Chief Executive Officer

Proven operator across services, infrastructure, software, and AI to advance customer outcomes

San Antonio – September 2, 2025 – Rackspace Technology® (NASDAQ: RXT), a global provider of hybrid cloud and AI solutions, today announced that its Board of Directors has appointed Gajen Kandiah as Chief Executive Officer, effective September 3, 2025.

Under Mr. Kandiah’s leadership, Rackspace will advance its AI-first multicloud strategy by designing, building and operating governed multicloud operations for AI and data workloads across private, public and sovereign clouds with hyperscalers, regional cloud partners and the open ecosystem.

Mr. Kandiah succeeds Mr. Amar Maletira who has served as CEO since September 2022 and previously served as CFO. Mr. Maletira will become the Vice Chairman of the Board and continue as a member of the Board working closely with Mr. Kandiah to ensure a smooth transition.
Mr. Kandiah brings depth across services, infrastructure, software, and AI. He previously served as President and Chief Operating Officer of Hitachi Digital, where he integrated AI across industrial and enterprise portfolios. He also served as CEO of Hitachi Vantara, where he led digital infrastructure, software, and services. Mr. Kandiah’s earlier leadership roles include helping to build and scale industry BPO and digital engineering businesses at Cognizant, where he spent 16 years helping the business grow from $368 Million to over $16 Billion during this tenure.

Under Mr. Kandiah’s leadership, Rackspace will continue to focus on delivering measurable customer outcomes across all cloud environments including highly-regulated sectors. His strategic priorities include accelerating platform and product innovation in cloud management and private AI, deepening partnerships with major clouds and the open ecosystem, and driving consistent execution across sales, delivery, and operations.

Mr. Jeffrey Benjamin, Chairman of the Rackspace Board, stated, “Gajen is a proven operator across services, infrastructure, software, and AI. His experience aligns with our strategy to deliver secure and governed multicloud solutions with stronger reliability, security, and time to value.”

"I am honored to lead Rackspace Technology and its exceptional team of Rackers. What draws me most is the Racker culture and our unwavering dedication to customer success. As industries take AI to production, they need the governed multicloud operations that our talented teams design, build, and operate across private, public, and sovereign clouds. It’s exciting to lead an organization that gives customers real choice while simplifying how workloads are managed and protected," said Gajen Kandiah, CEO, Rackspace Technology.

Mr. Benjamin added, “On behalf of the entire Board of Directors, I thank Amar for his leadership in driving Rackspace’s transformation into a customer-centric, forward-leaning hybrid cloud and AI solutions company, while establishing a scalable business in regulated industries.”

About Rackspace Technology

Rackspace Technology is a leading provider of end-to-end hybrid multicloud technology services and AI solutions company. We design, build, and operate our customers’ cloud environments across all major technology platforms, irrespective of technology stack or deployment model. We partner with our customers at every stage of their cloud journey, enabling them to modernize applications, build new products, and adopt innovative technologies.

Forward-looking Statements

Rackspace Technology has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. Rackspace Technology cautions that these statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risk factors that are described in Rackspace Technology, Inc.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

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